Union Security Life Insurance Company of New York:

TD Waterhouse Variable Annuity	File No. 333-20345
TD Waterhouse Variable Annuity Separate Account A	File No. 333-20343

Union Security Insurance Company:

TD Waterhouse Variable Annuity	File No. 033-63829
TD Waterhouse Variable Annuity Variable Account D	File No. 033-63935

Supplement Dated July 26, 2007 To The Prospectus Dated May 1, 2007

Supplement Dated July 26, 2007 to your Prospectus

The expense information for the following funds is deleted and replaced in alphabetical order with the following:

	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Total Annual Fund Operating Expenses
AIM V.I. Global Health Care Fund – Series I (i)(ii)(iii)(iv)	0.75%	N/A	0.35%	0.01%	1.11%	0.00%	1.11%

(i)

Except as otherwise noted, figures shown in the table are for the year ended December 31, 2006 and are expressed as a percentage of the Fund’s average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(ii)

Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the Fund. Pursuant to the new fee schedule, the Fund’s maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion). Management Fees have been restated to reflect the new fee schedule.

(iii)

Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund’s investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

(iv)

The Funds’ advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s board of trustees; and (iv) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund will also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2009.

This supplement should be retained with the prospectus for future reference.

HV-6143